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                                                                   EXHIBIT 10.2


                              EMPLOYMENT AGREEMENT


         This Employment Agreement is entered into this 15th day of December, 1998, by and between Great Xpectations Marketing, Inc., a Nevada corporation (" Employer") and Everett Sparks ("Employee") under the terms and for consideration herein stated.

         Employer hereby employs and Employee hereby agrees to become employed under the terms stated herein by Employer as Vice President and Chief Financial Officer for a period of one year beginning with the effective date of the Registration Statement referred to below.

         Employer hereby agrees to include Employee under its Stock Bonus Plan whereby Employee will receive as his sole compensation as an employee the sum of 225,000 shares of the Company's Common Stock (restricted under Rule 144).

         Employee agrees to provide such services as are customary and normal in the capacity of Vice President and Chief Financial Officer of Employer and shall use his best efforts to further of the Company's business of direct sales and marketing of products.

         Nothing herein shall be deemed to preclude Employee from engaging in other employment with other entities so long as Employee performs his necessary job functions, it being understood between Employer and Employee that Employee will exercise such discretion as he deems advisable in resolving any conflicts that may arise.

         Employee shall be entitled to reimbursement for the expenses he incurs in connection with the performance of his duties hereunder.

         This Agreement shall be interpreted by and construed in accordance with the laws of the State Texas, and shall be deemed entered into in Irving, Texas.

         EXECUTED this 15th day December, 1998.



                                  EMPLOYER:


                                  GREAT XPECTATIONS MARKETING, INC.,
                                  a Nevada corporation


                                  By: /s/ FORREST E. WATSON
                                      ------------------------------
                                      Forrest E. Watson, President





EMPLOYMENT AGREEMENT - Page 1
GX-Sparks Emp Agrmt (GX Spin-Off)

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                                  EMPLOYEE:


                                  /s/ EVERETT SPARKS
                                  ------------------------------------------
                                  EVERETT SPARKS



EMPLOYMENT AGREEMENT - Page 2
GX-Sparks Emp Agrmt (GX Spin-Off)